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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     WHEREAS, Sunoco, Inc., a Pennsylvania corporation (the "Company") intends to file a registration statement on Form S-8 with the Securities and Exchange Commission (the "Registration Statement"), in order to register, under the provisions of the Securities Act of 1933, as amended (the "Act"), additional shares of common stock, par value $1.00 per share of Sunoco, Inc., and other interests, distributable under the Sunoco, Inc. Long-Term Performance Enhancement Plan II (the "Plan") to participating employees and directors of the Company and its subsidiaries;

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and/or directors of Sunoco, Inc. hereby appoints and constitutes John G. Drosdick, Thomas W. Hofmann, and Joseph P. Krott, and each of them severally, either of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, thereto, and all other documents and instruments in any way incidental or necessary therewith (including, without limitation, any registration statements filed pursuant to General Instruction E to Form S-8), and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed by the undersigned, in identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 2nd day of May, 2001.

         Signatures                                         Titles
         ----------                                         ------

/s/ RAYMOND E. CARTLEDGE                       Director
------------------------
Raymond E. Cartledge
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/s/ ROBERT J. DARNALL                          Director
---------------------
Robert J. Darnall

/s/ JOHN G. DROSDICK                           Chairman of the Board, Chief
--------------------                           Executive Officer, President
John G. Drosdick                               and Director
                                               (Principal Executive Officer)

/s/ MARY JOHNSTON EVANS                        Director
-----------------------
Mary Johnston Evans

/s/ THOMAS P. GERRITY                          Director
---------------------
Thomas P. Gerrity

/s/ ROSEMARIE B. GRECO                         Director
----------------------
Rosemarie B. Greco

/s/ THOMAS W. HOFMANN                          Vice President and Chief
---------------------                          Financial Officer
Thomas W. Hofmann                              (Principal Financial Officer)

/s/ JAMES G. KAISER                            Director
-------------------
James G. Kaiser

/s/ ROBERT D. KENNEDY                          Director
---------------------
Robert D. Kennedy

/s/ JOSEPH P. KROTT                            Comptroller
-------------------                            (Principal Accounting
Joseph P. Krott                                Officer)

/s/ NORMAN S. MATTHEWS                         Director
----------------------
Norman S. Matthews

/s/ R. ANDERSON PEW                            Director
-------------------
R. Anderson Pew

/s/ G. JACKSON RATCLIFFE                       Director
------------------------
G. Jackson Ratcliffe

/s/ ALEXANDER B. TROWBRIDGE                    Director
---------------------------
Alexander B. Trowbridge